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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 24, 2001
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                               GALEY & LORD, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                   0-20080                            56-1593207
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          (Commission File Number)        (IRS Employer Identification Number)

                 980 Avenue of the Americas, New York, NY 10008
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                    (Address of Principal Executive Offices)





        Registrant's telephone number, including area code (212) 465-3000
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ITEM 5.   OTHER EVENTS

          On December 24, 2001, The New York Stock Exchange, Inc. ("NYSE") announced that in view of the fact that Galey & Lord, Inc. (the "Company") has fallen below NYSE's continued listing standards, it will suspend trading of the Company's common stock effective Monday, January 7, 2002. The form of the press release announcing the suspension is attached hereto as Exhibit 99.1.

          On January 7, 2002, the Company's common stock began trading on the OTC Bulletin Board under the symbol "GYLD".


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits:

             99.1 The New York Stock Exchange, Inc. Press Release, dated December 24, 2001


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                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                  GALEY & LORD, INC.



                                                  By: /s/ Leonard F. Ferro
                                                      --------------------------
                                                      Leonard F. Ferro
                                                      Vice President


Date: January 8, 2002


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